UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Indian Creek Dr. Suite 1E

Miami Beach, FL 33141

(Address of principal executive offices, and zip code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 25, 2023, LQR House Inc. (the “Company”), issued a press release announcing that its Board of Directors authorized a share buyback program for up to $2.0 million of the Company’s common stock. The Company engaged and entered into an agreement with Dominari Securities LLC (“Dominari”) on August 28th, 2023 to effect the share buyback program. The share buyback program is expected to commence on, or about, September 8th, 2023.

Under the share buyback program, buybacks may be made from time-to-time in open market and privately negotiated purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended. Dominari shall determine, in its sole discretion, the timing, amount, prices and manner of purchase of securities during such period.

This share buyback program does not obligate the Company to acquire any particular amount of common stock and the program may be suspended or discontinued at any time. The Company expects to finance the purchases with existing cash balances.

The full text of the press release is furnished herewith as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K and the press release filed herewith as Exhibit 99.1 contain forward-looking statements, including, for example, statements regarding the Company’s plans to repurchase outstanding shares of its common stock and the timing and ability of the Company to repurchase shares of its common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including changes in price and volume and the volatility of the Company’s common stock, adverse developments affecting prices and trading of securities listed on the Nasdaq Stock Market LLC generally, and unexpected or otherwise unplanned or alternative requirements with respect to the Company’s capital investments. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 25, 2023 - LQR House Announces Stock Repurchase Program and Upcoming Marketing Plans to Reinforce Investor Confidence and Integrity
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: September 1, 2023	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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